                                                Exhibit 99.1
--------------------------------------------------------------------------------
                                                Monthly Operating Report

-----------------------------------
CASE  NAME:  Kitty Hawk, Inc.                   ACCRUAL BASIS
-----------------------------------

-----------------------------------
CASE  NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96
-----------------------------------

-----------------------------------
JUDGE: Barbara J. Houser
-----------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                                     Chief Financial Officer
---------------------------------------        ---------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                     TITLE

Drew Keith                                                1/22/2002
---------------------------------------        ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE

PREPARER:

/s/ Jessica L. Wilson                               Chief Accounting Officer
---------------------------------------        ---------------------------------
ORIGINAL SIGNATURE OF PREPARER                              TITLE

Jessica L. Wilson                                         1/22/2002
---------------------------------------        ---------------------------------
PRINTED NAME OF PREPARER                                    DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Monthly Operating Report

------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                               ACCRUAL BASIS-1
------------------------------------

------------------------------------
CASE  NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96
------------------------------------


-------------------------------------------------
COMPARATIVE  BALANCE  SHEET
-------------------------------------------------------------------------------------------------------------------------
                                               SCHEDULE            MONTH                  MONTH               MONTH
                                                               ----------------------------------------------------------
ASSETS                                          AMOUNT          October 2001           November 2001       December 2001
-------------------------------------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH                    $  13,401,586    $   30,380,086         $   26,602,461        $  14,061,386
-------------------------------------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                                       $            0         $            0        $           0
-------------------------------------------------------------------------------------------------------------------------
3.    TOTAL CASH                           $  13,401,586    $   30,380,086         $   26,602,461        $  14,061,386
-------------------------------------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)                               ($14,060,009)          ($14,013,555)        ($14,513,243)
-------------------------------------------------------------------------------------------------------------------------
5.    INVENTORY                                                ($1,016,667)           ($1,016,667)       $           0
-------------------------------------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                     $      15,000    $       15,000         $       15,000        $      15,000
-------------------------------------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                                      $      488,348         $      481,667        $     374,995
-------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                  $ 422,186,692    $  347,800,371         $  337,244,006        $ 345,694,859
-------------------------------------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS                 $ 435,603,278    $  363,607,129         $  349,312,912        $ 345,632,997
-------------------------------------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT          $   2,425,652    $    7,375,404         $    7,429,674        $   7,443,770
-------------------------------------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION / DEPLETION                              $    3,933,191         $    4,015,097        $   4,103,443
-------------------------------------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                            $   2,425,652    $    3,442,213         $    3,414,577        $   3,340,327
-------------------------------------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS                    $      62,465    $      219,367         $      219,367        $     219,367
-------------------------------------------------------------------------------------------------------------------------
14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)           $  10,967,208    $    9,155,612         $    9,085,011        $   9,014,410
-------------------------------------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)                  $ 138,370,015    $  138,370,015         $  138,370,015        $ 138,370,015
-------------------------------------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                         $ 587,428,618    $  514,794,336         $  500,401,882        $ 496,577,116
-------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                                      $      756,086         $      617,158        $     746,559
-------------------------------------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                         $            0         $            0        $           0
-------------------------------------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                         $            0         $            0        $           0
-------------------------------------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                                     $    2,861,263         $    2,758,729        $   1,063,762
-------------------------------------------------------------------------------------------------------------------------
21.   SECURED DEBT                                          $            0         $            0        $           0
-------------------------------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH  LIST)                                  $    1,252,129         $    1,162,662        $   1,302,390
-------------------------------------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                           $    4,869,478             $4,538,549        $   3,112,711
-------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
24.   SECURED DEBT                         $ 466,119,468    $  380,385,168         $  366,323,643        $ 363,924,715
-------------------------------------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                        $      29,661    $            0         $            0        $           0
-------------------------------------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                       $  22,580,547    $    2,232,210         $    2,232,210        $   2,232,210
-------------------------------------------------------------------------------------------------------------------------
27.   OTHER (ATTACH LIST)                  $           0    $   28,849,513         $   28,849,513        $  28,849,513
-------------------------------------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION  LIABILITIES       $ 488,729,676    $  411,466,891         $  397,405,366        $ 395,006,438
-------------------------------------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES                    $ 488,729,676    $  416,336,369         $  401,943,915        $ 398,119,149
-------------------------------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY                            $   98,457,967         $   98,457,967        $  98,457,967
-------------------------------------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                                      $           0          $            0        $           0
-------------------------------------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                         $           0    $   98,457,967         $   98,457,967        $  98,457,967
-------------------------------------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES &
      OWNERS EQUITY                        $ 488,729,676    $  514,794,336         $  500,401,882        $ 496,577,116
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                       Monthly Operating Report
-------------------------------------
CASE NAME: Kitty Hawk, Inc.                     ACCRUAL BASIS-2
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42141-BJH                            02/13/95, RWD, 2/96
-------------------------------------

------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------------------------------
                                             MONTH                  MONTH                  MONTH                 QUARTER
                                        --------------------------------------------------------------------
REVENUES                                  October 2001           November 2001          December 2001             TOTAL
-----------------------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                        $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS             $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
3.   NET REVENUE                           $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------------------
4.   MATERIAL                              $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
5.   DIRECT LABOR                          $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                       $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD              $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                          $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION          $   74,167            $    74,167             $     74,167           $    222,501
-----------------------------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                   $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE               ($792,488)           ($1,048,321)             ($1,154,271)           ($2,995,080)
-----------------------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                          $   21,504            $    21,504             $     21,504           $     64,512
-----------------------------------------------------------------------------------------------------------------------------
13.  OTHER(ATTACH LIST)                    $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES               ($696,817)             ($952,650)             ($1,058,600)           ($2,708,067)
-----------------------------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                      $  696,817            $   952,650             $  1,058,600           $  2,708,067
-----------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)        ($65,477)              ($39,261)                ($26,449)             ($131,187)
-----------------------------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)     $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                      $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION              $   79,758            $    81,904             $     88,346           $    250,008
-----------------------------------------------------------------------------------------------------------------------------
20.  AMORTIZATION                          $   76,984            $    76,984             $     76,984           $    230,952
-----------------------------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                   $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES           $   91,265            $   119,627             $    138,881           $    349,773
-----------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                     $  605,552            $   833,023             $    909,719           $  2,348,294
-----------------------------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                     $        0            $         0             $     10,000           $     10,000
-----------------------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                   $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES         $  605,552            $   833,023             $    919,719           $  2,358,294
-----------------------------------------------------------------------------------------------------------------------------
27.  INCOME TAX                            $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                     $        0            $         0             $          0           $          0
-----------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------
CASE  NAME:  Kitty Hawk, Inc.                     ACCRUAL BASIS-3
----------------------------------

----------------------------------
CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
----------------------------------

------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                       MONTH          MONTH            MONTH           QUARTER
                                    ----------------------------------------------
DISBURSEMENTS                        October 2001   November 2001   December 2001        TOTAL
------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH        $ 50,715,032    $ 30,380,086    $ 26,602,461    $ 50,715,032
------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------
2.  CASH SALES                       $          0    $          0    $          0    $          0
------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------
3.  PREPETITION                      $          0    $          0    $          0    $          0
------------------------------------------------------------------------------------------------------
4.  POSTPETITION                     $          0    $          0    $          0    $          0
------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS         $          0    $          0    $          0    $          0
------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)   $          0    $          0    $          0    $          0
------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                   $          0    $          0    $          0    $          0
------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)              $ 14,643,697    $ 12,660,031    $ 20,448,377    $ 47,752,105
------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS     $ 14,643,697    $ 12,660,031    $ 20,448,377    $ 47,752,105
------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                   $ 14,643,697    $ 12,660,031    $ 20,448,377    $ 47,752,105
------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE             $ 65,358,729    $ 43,040,117    $ 47,050,838    $ 98,467,137
------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------
12. NET PAYROLL                      $  2,108,295    $  2,411,187    $  2,942,317    $  7,461,799
------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID               $  1,143,954    $  1,072,620    $  1,217,352    $  3,433,926
------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID    $  2,756,271    $          0    $     27,507    $  2,783,778
------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES            $ 19,205,687    $  3,656,273    $  7,844,030    $ 30,705,990
------------------------------------------------------------------------------------------------------
16. UTILITIES                        $     66,779    $     19,351    $     90,343    $    176,473
------------------------------------------------------------------------------------------------------
17. INSURANCE                        $    634,300    $  1,033,713    $    406,447    $  2,074,460
------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES              $          0    $          0    $          0    $          0
------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                 $          0    $          0    $          0    $          0
------------------------------------------------------------------------------------------------------
20. TRAVEL                           $    597,914    $    536,587    $    691,341    $  1,825,842
------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                    $          0    $          0    $          0    $          0
------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE            $    749,637    $  1,378,043    $    923,982    $  3,051,662
------------------------------------------------------------------------------------------------------
23. SUPPLIES                         $          0    $          0    $          0    $          0
------------------------------------------------------------------------------------------------------
24. ADVERTISING                      $      2,278    $      3,583    $      5,562    $     11,423
------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)              $  6,361,001    $  5,645,479    $ 17,990,653    $ 29,997,133
------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS    $ 33,626,116    $ 15,756,836    $ 32,139,534    $ 81,522,486
------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                $  1,337,277    $    680,820    $    849,918    $  2,868,015
------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                $     15,250    $          0    $          0    $     15,250
------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)              $          0    $          0    $          0    $          0
------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES    $  1,352,527    $    680,820    $    849,918    $  2,883,265
------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS              $ 34,978,643    $ 16,437,656    $ 32,989,452    $ 84,405,751
------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                    ($20,334,946)   ($ 3,777,625)   ($12,541,075)   ($36,653,646)
------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH              $ 30,380,086    $ 26,602,461    $ 14,061,386    $ 14,061,386
------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

-------------------------------
CASE NAME: Kitty Hawk, Inc.                               ACCRUAL BASIS-4
-------------------------------

-------------------------------
CASE NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
-------------------------------

---------------------------------------------------------------------------------------------------------------
                                            SCHEDULE        MONTH            MONTH                MONTH
                                                         ------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                    AMOUNT      October 2001     November 2001        December 2001
---------------------------------------------------------------------------------------------------------------
1.   0-30                                                $         0       $         0           $         0
---------------------------------------------------------------------------------------------------------------
2.   31-60                                               $         0       $         0           $         0
---------------------------------------------------------------------------------------------------------------
3.   61-90                                               $         0       $         0           $         0
---------------------------------------------------------------------------------------------------------------
4.   91+                                                 $    63,261       $    63,261           $    63,261
---------------------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE           $     0         $    63,261       $    63,261           $    63,261
---------------------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                     $14,123,270       $14,076,816           $14,576,504
---------------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)           $     0        ($14,060,009)     ($14,013,555)         ($14,513,243)
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                   MONTH: December 2001
                                                                  -------------
---------------------------------------------------------------------------------------------------------------
                                   0-30         31-60          61-90             91+
TAXES PAYABLE                      DAYS         DAYS           DAYS             DAYS                TOTAL
---------------------------------------------------------------------------------------------------------------
1.    FEDERAL                    $       0    $       0     $        0       $         0         $         0
---------------------------------------------------------------------------------------------------------------
2.    STATE                      $       0    $       0     $        0       $         0         $         0
---------------------------------------------------------------------------------------------------------------
3.    LOCAL                      $       0    $       0     $        0       $         0         $         0
---------------------------------------------------------------------------------------------------------------
4.    OTHER (ATTACH LIST)        $       0    $       0     $        0       $         0         $         0
---------------------------------------------------------------------------------------------------------------
5.    TOTAL TAXES PAYABLE        $       0    $       0     $        0       $         0         $         0
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
6.    ACCOUNTS PAYABLE         $37,311   $66,436         $    61,134       $   581,678           $   746,559
---------------------------------------------------------------------------------------------------------------

------------------------------------
STATUS OF POSTPETITION TAXES                              MONTH: December 2001
                                                                ----------------
---------------------------------------------------------------------------------------------------------------
                                         BEGINNING          AMOUNT                                  ENDING
                                           TAX           WITHHELD AND/        AMOUNT                 TAX
FEDERAL                                  LIABILITY*      OR ACCRUED            PAID               LIABILITY
---------------------------------------------------------------------------------------------------------------
1.    WITHHOLDING**                      $     0         $    85,844       $    85,844           $          0
---------------------------------------------------------------------------------------------------------------
2.    FICA-EMPLOYEE**                    $     0         $         0       $         0           $          0
---------------------------------------------------------------------------------------------------------------
3.    FICA-EMPLOYER**                    $     0         $         0       $         0           $          0
---------------------------------------------------------------------------------------------------------------
4.    UNEMPLOYMENT                       $     0         $         0       $         0           $          0
---------------------------------------------------------------------------------------------------------------
5.    INCOME                             $     0         $         0       $         0           $          0
---------------------------------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                $     0         $         0       $         0           $          0
---------------------------------------------------------------------------------------------------------------
7.    TOTAL FEDERAL  TAXES               $     0         $    85,844       $    85,844           $          0
---------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------
8.    WITHHOLDING                        $     0         $         0       $         0           $          0
---------------------------------------------------------------------------------------------------------------
9.    SALES                              $     0         $         0       $         0           $          0
---------------------------------------------------------------------------------------------------------------
10.   EXCISE                             $     0         $         0       $         0           $          0
---------------------------------------------------------------------------------------------------------------
11.   UNEMPLOYMENT                       $     0         $         0       $         0           $          0
---------------------------------------------------------------------------------------------------------------
12.   REAL PROPERTY                      $     0         $         0       $         0           $          0
---------------------------------------------------------------------------------------------------------------
13.   PERSONAL PROPERTY                  $     0         $         0       $         0           $          0
---------------------------------------------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)                $     0         $         0       $         0           $          0
---------------------------------------------------------------------------------------------------------------
15.   TOTAL STATE & LOCAL                $     0         $         0       $         0           $          0
---------------------------------------------------------------------------------------------------------------
16.   TOTAL TAXES                        $     0         $    85,844       $    85,844           $          0
---------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report

-------------------------------------
CASE NAME: Kitty Hawk, Inc.                ACCRUAL BASIS-5
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42141-BJH               02/13/95, RWD, 2/96
-------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                           MONTH: December 2001
                                                                 ---------------

--------------------------
BANK RECONCILIATIONS

------------------------------------------------------------------------------------------------------------------------------------
                                                  Account #1              Account #2               Account #3
------------------------------------------------------------------------------------------------------------------------------------
A.     BANK:                                       Bank One               Bank One                Wells Fargo
------------------------------------------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                           100140334              9319959434               4417-881463           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                           Operating             Disbursement               Operating
------------------------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                     $613,923                $149,497               $ 2,422,723       $ 5,128,294
------------------------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED               $      0                $      0               $         0       $         0
------------------------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                   $      0                $926,871               $ 2,384,768       $ 3,599,119
------------------------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                        $      0                $      0               $         0      ($     6,261)
------------------------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                    $613,923               ($777,374)              $    37,955      ($   125,496)
------------------------------------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN                  No checks                 41421                  No checks
------------------------------------------------------------------------------------------------------------------------------------

----------------------------
INVESTMENT ACCOUNTS

--------------------------------------------------------------------------------------------------------------------------
                                                        DATE OF                 TYPE OF             PURCHASE           CURRENT
BANK, ACCOUNT NAME & NUMBER                            PURCHASE               INSTRUMENT             PRICE             VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.   Wells Fargo Certificate of Deposit                                  CD                        $   600,000       $   605,115
------------------------------------------------------------------------------------------------------------------------------------
8.   Bank One                                              12/31/2001    Overnight Sweep           $11,930,286       $11,930,286
------------------------------------------------------------------------------------------------------------------------------------
9.     N/A
------------------------------------------------------------------------------------------------------------------------------------
10.    N/A
------------------------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                             $12,530,286       $12,535,401
------------------------------------------------------------------------------------------------------------------------------------

------------------------------
CASH
------------------------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                                $     2,500
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                                       $14,061,386
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------
CASE NAME: Kitty Hawk, Inc.                      ACCRUAL BASIS-5
----------------------------------

----------------------------------
CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
----------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                        MONTH:   December 2001
                                               ---------------------------------

-----------------------------------------
BANK  RECONCILIATIONS
                                                          Account #4           Account #5          Account #6
---------------------------------------------------------------------------------------------------------------------------------
A.      BANK:                                              Bank One             Bank One            Bank One
---------------------------------------------------------------------------------------------------------------------------------
B.      ACCOUNT NUMBER:                                   1570695922      100129949/9319958451     1586268961         TOTAL
---------------------------------------------------------------------------------------------------------------------------------
C.      PURPOSE (TYPE):                                    Payroll          Health Insurance      Flex Spending
---------------------------------------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT                            $1,857,471             $67,020              $17,660       $1,942,151
---------------------------------------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED                      $        0             $     0              $     0       $        0
---------------------------------------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS                          $  220,460             $67,020              $     0       $  287,480
---------------------------------------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                                  ($6,261)            $     0              $     0          ($6,261)
---------------------------------------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS                           $1,630,750             $     0              $17,660       $1,648,410
---------------------------------------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN                          90370               157667               11123
---------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------
INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF               TYPE OF            PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                               PURCHASE              INSTRUMENT           PRICE             VALUE
---------------------------------------------------------------------------------------------------------------------------------
7.
---------------------------------------------------------------------------------------------------------------------------------
8.
---------------------------------------------------------------------------------------------------------------------------------
9.
---------------------------------------------------------------------------------------------------------------------------------
10.
---------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL  INVESTMENTS                                                                               $0               $0
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------
CASH
---------------------------------------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                                                        $0
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                                                       $1,648,410
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-------------------------------------
CASE NAME:  Kitty Hawk, Inc.                       ACCRUAL BASIS-5
-------------------------------------

-------------------------------------
CASE NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
-------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH: December 2001
                                                           --------------------------------------------------------
-----------------------------------------
BANK RECONCILIATIONS
                                                  Account #7           Account #8          Account #9
---------------------------------------------------------------------------------------------------------------------
A.      BANK:                                      Bank One
---------------------------------------------------------------------------------------------------------------------
B.       ACCOUNT NUMBER:                          1586269860                                                TOTAL
---------------------------------------------------------------------------------------------------------------------
C.       PURPOSE (TYPE):                            COD
---------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                          $571                  $0                  $0           $571
---------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                    $  0                  $0                  $0           $  0
---------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                        $  0                  $0                  $0           $  0
---------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                             $  0                  $0                  $0           $  0
---------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                         $571                                                   $571
---------------------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN                 2124
---------------------------------------------------------------------------------------------------------------------
-----------------------------------------
INVESTMENT ACCOUNTS

---------------------------------------------------------------------------------------------------------------------
                                                    DATE OF              TYPE OF            PURCHASE        CURRENT
BANK, ACCOUNT NAME & NUMBER                        PURCHASE            INSTRUMENT            PRICE           VALUE
---------------------------------------------------------------------------------------------------------------------
7.
---------------------------------------------------------------------------------------------------------------------
8.
---------------------------------------------------------------------------------------------------------------------
9.
---------------------------------------------------------------------------------------------------------------------
10.
---------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                             $0             $0
---------------------------------------------------------------------------------------------------------------------
-----------------------------------------
CASH
---------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                                  $571
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------
CASE NAME: Kitty Hawk, Inc.                        ACCRUAL BASIS-6
------------------------------------------

------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
------------------------------------------
                                                        MONTH:     December 2001
                                                        ------------------------

------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                    INSIDERS
--------------------------------------------------------------------------------
                             TYPE OF            AMOUNT          TOTAL PAID
         NAME                PAYMENT             PAID             TO DATE
--------------------------------------------------------------------------------
1.  Mike Clark               Salary            $ 7,917          $  153,333
--------------------------------------------------------------------------------
2.  Jim Craig                Salary            $16,667          $  433,336
--------------------------------------------------------------------------------
3.  Janie Garrard            Salary            $     0          $    2,625
--------------------------------------------------------------------------------
4.  Drew Keith               Salary            $16,250          $  428,962
--------------------------------------------------------------------------------
5   Lena Baker               Salary            $     0          $    7,500
--------------------------------------------------------------------------------
6   Jim Reeves               Salary            $33,333          $  633,327
--------------------------------------------------------------------------------
7   John Turnipseed          Salary            $     0          $   41,668
--------------------------------------------------------------------------------
8   TOTAL PAYMENTS
    TO INSIDERS                                $74,167          $1,700,751
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                                  DATE OF COURT                                                           TOTAL
                                               ORDER AUTHORIZING     AMOUNT             AMOUNT            TOTAL PAID     INCURRED
               NAME                                 PAYMENT         APPROVED             PAID              TO DATE      & UNPAID *
------------------------------------------------------------------------------------------------------------------------------------
1   Lain Faulkner                                                                     $        0         $ 1,076,666    $   95,406
------------------------------------------------------------------------------------------------------------------------------------
2   Haynes and Boone                                                                  $        0         $ 4,164,412    $  526,311
------------------------------------------------------------------------------------------------------------------------------------
3   The Seabury Group                                                                 $  125,000         $ 2,500,000    $        0
------------------------------------------------------------------------------------------------------------------------------------
4   Forshey & Prostock                                                                $        0         $   365,670    $        0
------------------------------------------------------------------------------------------------------------------------------------
5   Price Waterhouse Coopers                                                          $        0         $   386,015    $        0
------------------------------------------------------------------------------------------------------------------------------------
6   Jay Alix and Associates                                                           $        0         $   951,423    $  139,291
------------------------------------------------------------------------------------------------------------------------------------
7   Andrews & Kurth                                                                   $        0         $   995,467    $   87,272
------------------------------------------------------------------------------------------------------------------------------------
8   Jenkins & Gilchrist                                                               $        0         $    47,474    $        0
------------------------------------------------------------------------------------------------------------------------------------
9   Ford and Harrison                                                                 $    2,995         $   233,459    $    4,351
------------------------------------------------------------------------------------------------------------------------------------
10  Grant Thornton                                                                    $    7,569         $   378,328    $   12,948
------------------------------------------------------------------------------------------------------------------------------------
11  Verner Liipfert                                                                   $        0         $   816,044    $  130,191
------------------------------------------------------------------------------------------------------------------------------------
12  The Ivy Group                                                                     $        0         $    81,900    $        0
------------------------------------------------------------------------------------------------------------------------------------
13  Wells Fargo Bank - reimburse prof
    fees - disputing amount                                                           $2,188,222         $ 3,224,966    $        0
------------------------------------------------------------------------------------------------------------------------------------
14  Diamond McCarthy Taylor                                                           $        0         $         0    $   67,992
------------------------------------------------------------------------------------------------------------------------------------
15  TOTAL PAYMENTS
    TO PROFESSIONALS                                                 $        0       $2,323,786         $15,221,824    $1,063,762
------------------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                    SCHEDULED            AMOUNTS
                                                     MONTHLY               PAID               TOTAL
                                                    PAYMENTS              DURING             UNPAID
        NAME OF CREDITOR                              DUE                 MONTH           POSTPETITION
---------------------------------------------------------------------------------------------------------
1.  N/A
---------------------------------------------------------------------------------------------------------
2.  N/A
---------------------------------------------------------------------------------------------------------
3.  N/A
---------------------------------------------------------------------------------------------------------
4.  N/A
---------------------------------------------------------------------------------------------------------
5.  N/A
---------------------------------------------------------------------------------------------------------
6.  TOTAL                                            $    0               $   0             $     0
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
--------------------------------------
CASE  NAME:  Kitty Hawk, Inc.                  ACCRUAL  BASIS-7
--------------------------------------

--------------------------------------
CASE  NUMBER: 400-42141-BJH                               02/13/95, RWD, 2/96
--------------------------------------
                                                  MONTH:  December 2001
                                                        ------------------------

----------------------
QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------
                                                                                        YES                NO
---------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
      BUSINESS THIS REPORTING PERIOD?                                                                       X
---------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
      POSSESSION ACCOUNT?                                                                                   X
---------------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
      RELATED PARTIES?                                                                                      X
---------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING
      PERIOD?                                                                            X
---------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                               X
---------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                          X
---------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                          X
---------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                      X
---------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                            X
---------------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                            X
---------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                     X
---------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                       X
---------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
Item #4 - the Company has paid down approximately $2.4 million on its revolving
--------------------------------------------------------------------------------
credit facility in accordance with various court orders. Cash used in the
--------------------------------------------------------------------------------
payments were a result of asset sales (KH Charters and OK Turbines aircraft and
--------------------------------------------------------------------------------
inventory) and internally generated cash.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------
                                                                                        YES                NO
---------------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY
      INSURANCE COVERAGES IN EFFECT?                                                     X
---------------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                             X
---------------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------------------------------
            TYPE OF                                                                                           PAYMENT AMOUNT
            POLICY                      CARRIER                         PERIOD COVERED                         & FREQUENCY
-------------------------------------------------------------------------------------------------------------------------------
      121 Aircraft Insurance     Aviation Agency                     6/1/2001 - 5/31/2002                   781,160   Quarterly
-------------------------------------------------------------------------------------------------------------------------------
      Workers Comp               Aviation Agency                     01/01/2001 - 12/31/2001                 95,000   Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Inland Marine/Property     CGU                                 4/1/2001 - 3/31/2002                     9,902   Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Professional Liab          Aviation Agency                     6/1/2001 - 5/31/2002                    25,291   Annual
-------------------------------------------------------------------------------------------------------------------------------
      135 Aircraft Insurance     Aviation Agency                     10/1/2001 - 9/30/2002                   59,319   Quarterly
-------------------------------------------------------------------------------------------------------------------------------
      Primary Auto               Aviation Agency                     4/1/2001 - 3/31/2002                    10,827   Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Excess Auto                Aviation Agency                     4/1/2001 - 3/31/2002                    29,870   Annual
-------------------------------------------------------------------------------------------------------------------------------
      Aggregate Claims Liab      Reliastar                           5/1/2001 - 4/30/2002                    15,000   Annually
-------------------------------------------------------------------------------------------------------------------------------
      Claims Admin Runout        CIGNA                               5/1/2001 - 4/30/2002                   125,779   One time
-------------------------------------------------------------------------------------------------------------------------------
      Pilot Long Term Disabl     UNUM                                5/1/2001 - 4/30/2002                     7,975   Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Stop Loss                  Reliastar                           5/1/2001 - 4/30/2002                    31,635   Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Case Management            Reliastar                           5/1/2001 - 4/30/2002                     1,329   Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Claims Administration      Allied Benefit System               5/1/2001 - 4/30/2002                    25,052   Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Life/AD&D                  CIGNA                               5/1/2001 - 4/30/2002                    11,732   Monthly
-------------------------------------------------------------------------------------------------------------------------------
      EAP                        Behavioral Health Partners          5/1/2001 - 4/30/2002                     2,941   Monthly
-------------------------------------------------------------------------------------------------------------------------------
      Section 125 Admin          Taxsaver                            5/1/2001 - 4/30/2002                     1,179   Monthly
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


 ------------------------------------------------
  CASE NAME: Kitty Hawk, Inc.                         FOOTNOTES SUPPLEMENT
 ------------------------------------------------

 ------------------------------------------------
  CASE NUMBER: 400-42141-BJH                           ACCRUAL BASIS
 ------------------------------------------------

                                          MONTH:          December 2001
                                                 -------------------------------


 ------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS         LINE                            FOOTNOTE / EXPLANATION
     FORM NUMBER          NUMBER
 ------------------------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------
           3                8       All cash received into the each subsidiary cash account is swept
 ------------------------------------------------------------------------------------------------------------------
                                     each night to Kitty Hawk, Inc. Master Account
 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------
           3               31       All disbursements (either by wire transfer or check), including payroll, are
 ------------------------------------------------------------------------------------------------------------------
                                     disbursed out of the Kitty Hawk, Inc. controlled disbursement
 ------------------------------------------------------------------------------------------------------------------
                                     account.
 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------
           4                6       All assessments of uncollectible accounts receivable are done
 ------------------------------------------------------------------------------------------------------------------
                                     at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed
 ------------------------------------------------------------------------------------------------------------------
                                     down to Inc.'s subsidiaries as deemed necessary.
 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------
           7                        All insurance policies are carried in the name of Kitty Hawk, Inc. and its
 ------------------------------------------------------------------------------------------------------------------
                                     subsidiaries. Therefore, they are listed here accordingly.
 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items


ACCRUAL BASIS-1                                      December 2001
8.  OTHER (ATTACH LIST)                            $     345,694,859  Reported
                                                 --------------------
      Intercompany Receivables                           344,037,011
      A/R Other                                              315,988
      A/R Employees                                             (141)
      A/R Reconciling item                                   (15,848)
      Deferred Taxes                                         776,266
      Deposits - Other                                       165,584
      Deposits - Retainers                                   415,999
                                                 --------------------
                                                         345,694,859  Detail
                                                 --------------------
                                                                   -  Difference


14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                             9,014,410  Reported
                                                 --------------------
      Loan organization costs                                617,336
      Bond offering costs                                  7,151,860
      Goodwill - KH Cargo                                  1,245,214
                                                 --------------------
                                                           9,014,410  Detail
                                                 --------------------
                                                                   -  Difference



15. OTHER (ATTACH LIST)                                  138,370,015
                                                 --------------------
      Investment in KH Aircargo                                1,000
      Investment in KH International                      81,974,302
      Investment in Longhorn                               2,266,436
      Investment in KH Cargo                              54,128,277
                                                 --------------------
                                                         138,370,015  Detail
                                                 --------------------
                                                                   -  Difference


22. OTHER (ATTACH LIST)                            $       1,302,390  Reported
                                                 --------------------
      Accrued expenses                                       315,750
      Accrued interest                                       230,773
      Accrued health savings                                 777,896
      A/P Aging reconciling item                             (24,454)
      A/P clearing                                                71
      Accrued 401(k)                                           2,354
                                                 --------------------
                                                           1,302,390  Detail
                                                 --------------------
                                                                   -  Difference

27. OTHER (ATTACH LIST)                            $      28,849,513  Reported
                                                 --------------------
      Deferred Taxes                                      31,006,505
      Accrued Taxes payable                              (17,685,739)
      Interest payable                                    15,528,747
                                                 --------------------
                                                          28,849,513  Detail
                                                 --------------------
                                                                   -  Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2

16. NON-OPERATING INCOME (ATT. LIST)                         (26,449) Reported
                                                 --------------------
      Interest Income                                        (26,949)
      Other Misc Expense                                         500
                                                 --------------------
                                                             (26,449) Detail
                                                                   -  Difference



ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                                   20,448,377  Reported
                                                 --------------------
      Transfers from Charters                              8,832,605
      Transfers from Cargo                                 6,762,105
      Transfers from Aircargo                              2,382,629
      Transfers from OKT                                       7,167
      Cash deposits - non-lockbox                          2,511,912
      Interest income                                         26,171
      NSF                                                    (74,212)
      Misc Deposits                                                -

                                                 --------------------
                                                          20,448,377  Detail
                                                 --------------------
                                                                   -  Difference
                                                 --------------------


25. OTHER (ATTACH LIST)                                   17,990,653  Reported
                                                 --------------------
      Inc. 401(k)                                            147,836
      Transfer to restricted Cash - KH Charters            5,001,452
      Employee Expenses                                       26,634
      Bank charges                                             5,581
      COD Checks                                              43,543
      Fuel                                                 2,031,552
      Ground Handling                                      1,545,821
      Shipping                                                31,772
      Ondemand Charter costs                                   9,201
      135 Airline costs                                        3,894
      Building maintenance/security                           59,073
      Contract Labor                                         151,719
      Trucking                                               327,772
      Customs/Parking/Landing                                241,058
      Containers                                              19,924
      Simulator/Communication/Other Training                 276,246
      Misc                                                    28,842
      Voided checks and corrections                         (128,649)
      Asset purchase                                           3,582
      Charts/Manuals                                          64,161
      Deicing                                                  9,921
      Office                                                  81,870
      Commissions                                             99,920
      Subcharter Aircraft                                  7,907,928
                                                 --------------------

                                                 --------------------
                                                          17,990,653  Detail
                                                                   -  Difference